UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 6, 2018 (November 1, 2018)

CUMBERLAND PHARMACEUTICALS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
Registrant's telephone number, including area code:

Not Applicable
____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 6, 2018, Cumberland Pharmaceuticals Inc. (the “Company” or “Cumberland”) announced a definitive agreement to acquire VIBATIV® from Theravance Biopharma. Cumberland Pharmaceuticals Inc. is a specialty pharmaceutical company focused on the delivery of high-quality prescription brands to improve patient care. Theravance Biopharma is a diversified pharmaceutical organization with the core purpose of helping improve the lives of patients suffering from serious illness.

VIBATIV® (telavancin) is a patented, FDA approved anti-infective for the treatment of certain serious bacterial infections including hospital-acquired and ventilator-associated bacterial pneumonia and complicated skin and skin structure infections. It addresses a range of Gram-positive bacterial pathogens, including those that are considered difficult-to-treat and multidrug-resistant.

Under the terms of the agreement with Theravance Biopharma, Cumberland will assume full responsibility for the product including its marketing, distribution, manufacturing and regulatory activities. Cumberland will support VIBATIV in the United States through its established hospital sales organization. The Company expects to selectively expand its sales force, medical science liaison and corporate teams to ensure the needed support of VIBATIV as well as its oncology and acute care brands.

The financial terms include a $20 million payment to Theravance Biopharma upon closing, a $5 million additional payment in early 2019, and tiered royalties up to 20% on future U.S. net product sales. The agreement is expected to close in mid-November 2018, pending customary closing conditions.

Item 7.01 Regulation FD Disclosure

On November 6, 2018, Cumberland Pharmaceuticals Inc. Cumberland issued a press release announcing the agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 7.01.

This information is being furnished under Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: November 6, 2018	By: /s/ Michael Bonner

Name: Michael Bonner
Title: Chief Financial Officer